IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

RIVERNORTH FUNDS

RiverNorth/Manning & Napier Dividend Income Fund

(Ticker Symbols RNMNX & RNDIX)

SUPPLEMENT TO PROSPECTUS DATED

February 1, 2013

On November 20, 2013, the Board of Trustees of RiverNorth Funds voted to approve the termination of the Subadvisory Agreement between RiverNorth Capital Management, LLC and Manning & Napier Advisors, LLC related to the RiverNorth/Manning & Napier Dividend Income Fund (the “Fund”). Effective January 1, 2014, RiverNorth Capital Management, LLC will take over full management of the Fund and the Fund’s name will be changed to the RiverNorth Equity Opportunity Fund.

Although the Fund’s objective of overall total return consisting of long-term capital appreciation and income will remain the same, the implementation of the strategies in pursuit of the objective will change. Effective January 28, 2014, the Fund will no longer be required to pursue its objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in dividend paying securities. It is anticipated that the Fund will continue to invest substantially in these securities; however the increased flexibility to invest in securities other than those paying dividends is deemed critical by the portfolio manager. The Fund will, however, be required to invest at least 80% of its assets in equity securities pursuant to the new strategy.

Rather than pursuing the Dividend Focus Strategy which was managed by Manning & Napier, the Fund will pursue a strategy of investing in equity focused exchange-traded funds (ETFs) rather than individual stocks. RiverNorth will manage this Equity Exchange-Traded Fund Strategy along with the Tactical Closed-End Fund Equity Strategy, which will not change. More details about the Equity Exchange-Traded Fund Strategy are already detailed in the current prospectus under the description of the Tactical Closed-End Fund Equity Strategy. The risks associated with the new Equity Exchange-Traded Fund Strategy are already detailed in the current prospectus under the “Underlying Fund Risk” disclosure. Shareholders should be aware that the amount of acquired fund fees and expenses (those fees paid indirectly by the Fund to the underlying fund managers through their funds’ operating expenses) disclosed in the Fund’s Fee Table will increase as a result of the change in strategy.

The Fund is required to give existing shareholders 60-days’ advance notice of any change to the policy regarding the requirement to invest 80% of the Fund’s assets in dividend paying securities. Accordingly, the effective date of the strategy change will be January 28, 2014. Therefore, after January 28, 2014, all references to the Dividend Focus Strategy in the sections entitled “Principal Investment Strategies” in the summary prospectus and “The Principal Investment Strategies” in the statutory prospectus references to should be deleted. Furthermore, effective January 1, 2014, remaining references to Manning & Napier in the prospectus and statement of additional information should also be deleted.

Dated: November 20, 2013

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.